UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 AMENDED FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 3, 2006 (Date of earliest event reported)
BDC Capital, Inc. (Exact name of registrant as specified in its charter)

MN (State or other jurisdiction of incorporation)	000-27225 (Commission File Number)	411427445 (IRS Employer Identification Number)

11974 Portland Ave, Burnsville (Address of principal executive offices)		55337 (Zip Code)
952-890-2362 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

On May 3, 2006, the Company held a special meeting of its shareholders at its corporate offices in Burnsville, Minnesota. Following are the proposals made and the corresponding shareholder vote:

1. Proposal 1 - Election of Directors:

2. Proposal 2 - Election of Carver, Moquist & O'Connor, LLC as auditors for the year ending February 28, 2007. 391,234,555 Yes; 0 No; 36,337,583 Abstain

3. Authorize Board of Directors to withdraw election to be treated as a Business Development Company Section 54 of the Investment Company Act of 1940, at a time of their choosing. 391,091,755 Yes; 124,518 No; 36,335,865 Abstain

Each proposal was passed by more than 90% of the issued and outstanding shareholders of the Company's common stock. For more details regarding each proposal, please see the Company's definitive proxy materials as filed with the SEC under Schedule 14A on April 14, 2006.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2006	BDC CAPITAL, INC. By: /s/ Richard A. Pomije Richard A Pomije Richard A Pomije